UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 30, 2021

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Pulse Biosciences, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-37744	46-5696597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3957 Point Eden Way

Hayward, California 94545

(Address of principal executive offices) (Zip code)

(510) 906-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PLSE	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 1.01 Entry into a Material Definitive Agreement

On June 30, 2021, Pulse Biosciences, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Robert W. Duggan (“Investor”), the Company’s Chairman of the Board of Directors and a significant stockholder of the Company. Pursuant to the Purchase Agreement, the Company agreed to issue and sell to the Investor 3,048,780 shares of the Company’s common stock, par value $0.001 per share, in a private placement (the “Private Placement”), at a price per share of $16.40 (the “Shares”).

The Shares will be paid for through (i) the conversion of $41 million aggregate principal amount, together with all accrued and unpaid interest outstanding, pursuant to that certain Loan Agreement (the “Loan Agreement”), dated as of March 11, 2021, by and between the Company and the Investor, as previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2021, and (ii) cash in the amount of approximately $8.4 million. Upon closing of the Private Placement and satisfaction of the outstanding debt, the Loan Agreement will terminate, without early termination fees or penalties being owed by the Company, and no additional amounts will be owed to the Investor under the Loan Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by this reference.

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreement and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

The rules of the Nasdaq Stock Market (“Nasdaq”) define a “controlled company” as a company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company. Upon closing of the Private Placement, Investor and his affiliates will beneficially own approximately 51% of the Company. As a result, the Company is a controlled company under the Nasdaq listing rules.

As a “controlled company,” the Company qualifies for exemptions from certain corporate governance rules, including (i) a board of directors comprised of a majority of independent directors; (ii) compensation of the Company’s executive officers being determined by a majority of the independent directors or a compensation committee comprised solely of independent directors; (iii) a compensation committee charter which, among other things, provides the compensation committee with the authority and funding to retain compensation consultants and other advisors; and (iv) director nominees selected, or recommended for the board’s selection, either by a majority of the independent directors or a nominating committee comprised solely of independent directors. Even though the Company is a “controlled company” upon closing of the Private Placement, the Company presently intends to comply with the rules of the SEC and Nasdaq relating to such independence requirements with respect to the composition of the Board, compensation committee and nominating and corporate governance committee, as applicable to companies which are not “controlled companies.”

Item 1.02 Termination of a Material Definitive Agreement.

The description of the termination of the Loan Agreement set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02 in its entirety. The terms of the Loan Agreement were previously disclosed in a Current Report on Form 8-K filed with the SEC on March 11, 2021, which disclosure is incorporated herein by this reference.

Item 3.02. Unregistered Sales of Equity Securities.

Pursuant to the Private Placement described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated by reference into this Item 3.02 in its entirety, the Company will sell the Shares to an “accredited investor,” as that term is defined in the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act and corresponding provisions of state securities or “blue sky” laws. The Investor has represented that he is acquiring the Shares for investment purposes only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Shares have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock or other securities of the Company.

Item 8.01. Other Events.

The Company issued a press release announcing the Private Placement on July 1, 2021. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated as of June 30, 2021, by and between Pulse Biosciences, Inc. and Robert W. Duggan.
99.1	Press Release issued by Pulse Biosciences, Inc. dated July 1, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULSE BIOSCIENCES, INC.

By:	/s/ Sandra A. Gardiner
Sandra A. Gardiner Chief Financial Officer, Executive Vice President of Finance and Administration, Secretary and Treasurer (Principal Financial and Accounting Officer)

Date: July 1, 2021